Energizer Holdings, Inc. 533 Maryville University Dr. St. Louis, MO 63141
FOR IMMEDIATE RELEASE
August 14, 2014

ENERGIZER ANNOUNCES LEADERSHIP TRANSITION FOR FINANCE ORGANIZATION

Chief Financial Officer Dan Sescleifer to Depart Following Completion of Planned Separation

Sandy Sheldon to Become Chief Financial Officer of Personal Care;
Brian Hamm to Become Chief Financial Officer of Household Products

St. Louis - August 14, 2014 - Energizer Holdings, Inc. (NYSE: ENR) today announced the Company’s leadership transition plan for the finance organization. Dan Sescleifer, who has served as Energizer’s Chief Financial Officer since 2001, has informed the Company that he intends to depart following completion of the previously announced separation of Energizer’s Personal Care and Household Products businesses. Mr. Sescleifer will continue to serve as Energizer’s CFO through the completion of the separation, which is expected to occur by July 1, 2015.

Sandy Sheldon, who serves as the Company’s Vice President, Finance, has been named Chief Financial Officer of the Personal Care business. Brian Hamm, who serves as the Company’s Controller and Chief Accounting Officer, has been named Chief Financial Officer of the Household Products business. These appointments will be effective upon completion of the planned separation.

Ward M. Klein, Chief Executive Officer, said, “On behalf of everyone at Energizer, I am deeply grateful for Dan’s invaluable service to Energizer for the past 14 years. Dan has been an integral member of Energizer’s senior executive team, and his integrity and leadership have been instrumental in helping build Energizer into the Company it is today. We look forward to continuing to benefit from Dan’s experience and leadership as we continue to work diligently to complete the planned separation of our businesses and position each company for its next phase of growth and development.”

Mr. Klein said, “In Brian and Sandy, we are fortunate to have two highly talented members of our management team who have the right skills and expertise to serve as the CFOs of standalone Household Products and Personal Care. I am confident both Brian and Sandy will hit the ground running and help the standalone businesses create value for their respective shareholders once the separation is completed.

“Sandy has considerable financial expertise and knows the Personal Care business well, having worked at Energizer for more than 20 years in a number of leadership roles in the financial organization. She will bring a strong focus to maintaining profitability and will lead the charge to drive enhanced cash flows to enable further investment in innovation and new product development.

“Brian played a key role in overseeing the execution of our restructuring program, and he brings considerable financial and operational expertise, including significant understanding of the Household Products businesses. In his new role, Brian will lead the Household Products finance team in navigating the business to drive shareholder value.”

About Sandy Sheldon
Ms. Sheldon has been the Vice President, Finance of the Company since 2006 and in positions of increasing responsibility within Energizer prior to that date.  Prior to joining Energizer, she served as Manager, Internal Audit of Ralston Purina from 1986 to 1993 and as an auditor with PriceWaterhouseCoopers.  Ms. Sheldon received her Bachelor of Science degree in Accountancy from the University of Missouri and obtained her Certified Public Accountant designation.

About Brian Hamm
Mr. Hamm has been the Chief Accounting Officer, Vice President and Controller of the Company since 2013.  He served as Vice President, Global Business Transformation from 2012 to 2013.  Mr. Hamm joined Energizer in 2008 and served as its Vice

President of Global Finance - Energizer Household Products from 2009 to 2012. Prior to joining Energizer, he served as a Vice President of Domestic Planning at PepsiAmericas.  Mr. Hamm holds a Bachelor of Science degree in Accountancy from the University of Illinois and obtained his Certified Public Accountant designation in 1995.

About Energizer:
Energizer Holdings, Inc. is a consumer goods company operating globally in the broad categories of personal care and household products. The Personal Care Division offers a diversified range of consumer products in the wet shave, skin care, feminine care and infant care categories with well-established brand names such as Schick® and Wilkinson Sword® men’s and women’s shaving systems and disposable razors; Edge® and Skintimate® shave preparations; Playtex®, Stayfree®, Carefree® and o.b.® feminine care products; Playtex® infant feeding, Diaper Genie® and gloves; Banana Boat® and Hawaiian Tropic® sun care products; and Wet Ones® moist wipes. The Household Products Division offers consumers a broad range of household and specialty batteries and portable lighting products, anchored by the universally recognized Energizer® and Eveready® brands. The company markets its products throughout most of the world. Energizer Holdings, Inc. is traded on the NYSE under the ticker symbol ENR.

Forward-Looking Statements:
This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, statements regarding the planned separation of the Household Products and Personal Care businesses, the timing of any such separation, the future earnings and performance of Energizer Holdings or any of its businesses, including the Household Products and Personal Care businesses on a standalone basis if the separation is completed. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "will," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	Whether the separation of the Household Products and Personal Care businesses is completed, as expected or at all, and the timing of any such separation;

•	Whether the conditions to the separation can be satisfied;

•	Whether the operational, marketing and strategic benefits of the separation can be achieved;

•	Whether the costs and expenses of the separation can be controlled within expectations;

•	General market and economic conditions;

•	Market trends in the categories in which we operate;

•	The success of new products and the ability to continually develop and market new products;

•	Our ability to attract, retain and improve distribution with key customers;

•	Our ability to continue planned advertising and other promotional spending;

•
Our ability to timely execute strategic initiatives, including restructurings, in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations;

•	The impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors;

•	Our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure;

•	Our ability to improve operations and realize cost savings;

•	The impact of raw material and other commodity costs;

•	The impact of foreign currency exchange rates and currency controls, particularly in Venezuela and Argentina, as well as offsetting hedges;

•	Goodwill impairment charges resulting from declines in profitability or estimated cash flows related to intangible assets or market valuations for similar assets;

•	Our ability to acquire and integrate businesses, and to realize the projected results of acquisitions;

•	The impact of advertising and product liability claims and other litigation;

•	Compliance with debt covenants as well as the impact of interest and principal repayment of our existing and any future debt; or

•	The impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in Energizer's publicly filed documents, including its annual report on Form 10-K for the year ended September 30, 2013.

Contacts

Investor Contact:
Jacqueline E. Burwitz
Vice President, Investor Relations of Energizer Holdings, Inc.
(314) 985-2169

Media Contact:
Mark Polzin (for Energizer)
Office: 314-982-1758; Mobile: 314-971-0503

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